SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): September 1, 1999

                            HYDRON TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                        0-6333                  13-1574215
-------------------------------     ---------------------    -------------------
(State or Other Jurisdiction of     (Commission File No.)       (IRS Employer
      Incorporation)                                         Identification No.)


          1001 Yamato Road, Boca Raton, Florida                     33431
          -------------------------------------                     -----
         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (561) 994-2446
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         On August 31, 1999, the Company announced that it had entered into a Marketing and Distribution Agreement (the "Agreement") with Home Shopping Club, LP ("HSN"), effective September 1, 1999. Pursuant to the Agreement, the Company will create, develop and manufacture skin care products for marketing, distribution and sale in connection with the Company's "Hydron" trademark.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

                  Exhibit No.                         Description
                  -----------                         -----------

                    10.58 Marketing and Distribution Agreement by and between Hydron Technologies, Inc. and Home Shopping Club, LP, effective September 1, 1999.

                     99.1                    Press  Release,  dated  August  31,
                                             1999.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       HYDRON TECHNOLOGIES, INC.



                                                       By: /s/ Richard Banakus
                                                           -------------------
                                                            Richard Banakus
                                                            President


Date:    September 14, 1999


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